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Exhibit 24-A

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

        WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") on Form S-3 related to 20,000,000 shares of common stock (the "Securities") issuable by the Company pursuant to the BellSouth Direct Investment Plan.

        NOW THEREFORE, each of the undersigned hereby constitutes and appoints Lynn Wentworth, W. Patrick Shannon and James N. Young, and each of them, as his or her true and lawful attorneys in his or her name, place and stead in each of his or her respective capacities in the Company, to execute and file the Registration Statement, including the related prospectus, with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file any and all amended registration statement or statements or amendments or supplements thereto, with all exhibits thereto, to increase or deregister securities, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.

/s/ F. DUANE ACKERMAN F. Duane Ackerman Chairman of the Board, Chief Executive Officer, Director (Principal Executive Officer)	October 18, 2004 Date
/s/ RONALD M. DYKES Ronald M. Dykes Chief Financial Officer (Principal Financial Officer)	October 16, 2004 Date
/s/ W. PATRICK SHANNON W. Patrick Shannon Vice President—Finance (Principal Accounting Officer)	October 17, 2004 Date

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

        WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") on Form S-3 related to 20,000,000 shares of common stock (the "Securities") issuable by the Company pursuant to the BellSouth Direct Investment Plan.

        NOW THEREFORE, each of the undersigned hereby constitutes and appoints Lynn Wentworth, W. Patrick Shannon and James N. Young, and each of them, as his or her true and lawful attorneys in his or her name, place and stead in each of his or her respective capacities in the Company, to execute and file the Registration Statement, including the related prospectus, with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file any and all amended registration statement or statements or amendments or supplements thereto, with all exhibits thereto, to increase or deregister securities, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.

/s/ REUBEN V. ANDERSON Reuben V. Anderson Director	October 16, 2004 Date

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

        WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") on Form S-3 related to 20,000,000 shares of common stock (the "Securities") issuable by the Company pursuant to the BellSouth Direct Investment Plan.

        NOW THEREFORE, each of the undersigned hereby constitutes and appoints Lynn Wentworth, W. Patrick Shannon and James N. Young, and each of them, as his or her true and lawful attorneys in his or her name, place and stead in each of his or her respective capacities in the Company, to execute and file the Registration Statement, including the related prospectus, with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file any and all amended registration statement or statements or amendments or supplements thereto, with all exhibits thereto, to increase or deregister securities, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.

/s/ JAMES H. BLANCHARD James H. Blanchard Director	October 16, 2004 Date

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

        WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") on Form S-3 related to 20,000,000 shares of common stock (the "Securities") issuable by the Company pursuant to the BellSouth Direct Investment Plan.

        NOW THEREFORE, each of the undersigned hereby constitutes and appoints Lynn Wentworth, W. Patrick Shannon and James N. Young, and each of them, as his or her true and lawful attorneys in his or her name, place and stead in each of his or her respective capacities in the Company, to execute and file the Registration Statement, including the related prospectus, with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file any and all amended registration statement or statements or amendments or supplements thereto, with all exhibits thereto, to increase or deregister securities, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.

/s/ J. HYATT BROWN J. Hyatt Brown Director	October 16, 2004 Date

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

        WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") on Form S-3 related to 20,000,000 shares of common stock (the "Securities") issuable by the Company pursuant to the BellSouth Direct Investment Plan.

        NOW THEREFORE, each of the undersigned hereby constitutes and appoints Lynn Wentworth, W. Patrick Shannon and James N. Young, and each of them, as his or her true and lawful attorneys in his or her name, place and stead in each of his or her respective capacities in the Company, to execute and file the Registration Statement, including the related prospectus, with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file any and all amended registration statement or statements or amendments or supplements thereto, with all exhibits thereto, to increase or deregister securities, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.

/s/ ARMANDO M. CODINA Armando M. Codina Director	October 16, 2004 Date

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

        WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") on Form S-3 related to 20,000,000 shares of common stock (the "Securities") issuable by the Company pursuant to the BellSouth Direct Investment Plan.

        NOW THEREFORE, each of the undersigned hereby constitutes and appoints Lynn Wentworth, W. Patrick Shannon and James N. Young, and each of them, as his or her true and lawful attorneys in his or her name, place and stead in each of his or her respective capacities in the Company, to execute and file the Registration Statement, including the related prospectus, with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file any and all amended registration statement or statements or amendments or supplements thereto, with all exhibits thereto, to increase or deregister securities, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.

/s/ KATHLEEN F. FELDSTEIN Kathleen F. Feldstein Director	October 16, 2004 Date

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

        WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") on Form S-3 related to 20,000,000 shares of common stock (the "Securities") issuable by the Company pursuant to the BellSouth Direct Investment Plan.

        NOW THEREFORE, each of the undersigned hereby constitutes and appoints Lynn Wentworth, W. Patrick Shannon and James N. Young, and each of them, as his or her true and lawful attorneys in his or her name, place and stead in each of his or her respective capacities in the Company, to execute and file the Registration Statement, including the related prospectus, with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file any and all amended registration statement or statements or amendments or supplements thereto, with all exhibits thereto, to increase or deregister securities, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.

/s/ JAMES P. KELLY James P. Kelly Director	October 16, 2004 Date

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

        WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") on Form S-3 related to 20,000,000 shares of common stock (the "Securities") issuable by the Company pursuant to the BellSouth Direct Investment Plan.

        NOW THEREFORE, each of the undersigned hereby constitutes and appoints Lynn Wentworth, W. Patrick Shannon and James N. Young, and each of them, as his or her true and lawful attorneys in his or her name, place and stead in each of his or her respective capacities in the Company, to execute and file the Registration Statement, including the related prospectus, with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file any and all amended registration statement or statements or amendments or supplements thereto, with all exhibits thereto, to increase or deregister securities, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.

/s/ LEO F. MULLIN Leo F. Mullin Director	October 16, 2004 Date

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

        WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") on Form S-3 related to 20,000,000 shares of common stock (the "Securities") issuable by the Company pursuant to the BellSouth Direct Investment Plan.

        NOW THEREFORE, each of the undersigned hereby constitutes and appoints Lynn Wentworth, W. Patrick Shannon and James N. Young, and each of them, as his or her true and lawful attorneys in his or her name, place and stead in each of his or her respective capacities in the Company, to execute and file the Registration Statement, including the related prospectus, with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file any and all amended registration statement or statements or amendments or supplements thereto, with all exhibits thereto, to increase or deregister securities, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.

/s/ ROBIN B. SMITH Robin B. Smith Director	October 16, 2004 Date

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

        WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") on Form S-3 related to 20,000,000 shares of common stock (the "Securities") issuable by the Company pursuant to the BellSouth Direct Investment Plan.

        NOW THEREFORE, each of the undersigned hereby constitutes and appoints Lynn Wentworth, W. Patrick Shannon and James N. Young, and each of them, as his or her true and lawful attorneys in his or her name, place and stead in each of his or her respective capacities in the Company, to execute and file the Registration Statement, including the related prospectus, with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file any and all amended registration statement or statements or amendments or supplements thereto, with all exhibits thereto, to increase or deregister securities, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.

/s/ WILLIAM S. STAVROPOULOS William S. Stavropoulos Director	October 16, 2004 Date

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POWER OF ATTORNEY